UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2020
Commission File Number 01-13697

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-1604305
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

160 S. Industrial Blvd., Calhoun, Georgia	30701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	MHK	New York Stock Exchange
Floating Rate Notes due 2021		New York Stock Exchange
2.000% Senior Notes due 2022		New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such filing.
On October 29, 2020, Mohawk Industries, Inc. issued a press release to report the Company’s earnings for the fiscal quarter ended September 26, 2020, which is attached to this report as Exhibit 99.1.
Item 8.01 Other Events

The Company announced that its Board of Directors approved a new share repurchase program on October 26, 2020, authorizing the Company to repurchase up to $500 million of its common stock. In addition to this 2020 Share Repurchase Program, $57.1 million of the Company’s common stock remains available for repurchase under the Company’s previously approved 2018 Share Repurchase Program. The Board of Directors authorized the 2020 Share Repurchase Program and reinstated the 2018 Share Repurchase Program after considering the Company's liquidity position and strong cash flows. The press release dated October 29, 2020, and attached hereto as Exhibit 99.1, includes the announcement of the 2020 Share Repurchase Program.

Under the Share Repurchase Programs, the Company may purchase common stock in open market transactions, block or privately negotiated transactions, and may from time to time purchase shares pursuant to a trading plan in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act or by any combination of such methods. The number of shares to be purchased and the timing of the purchases are based on a variety of factors, including, but not limited to, the level of cash balances, credit availability, debt covenant restrictions, general business conditions, regulatory requirements, the market price of the Company's stock and the availability of alternative investment opportunities. No time limit was set for completion of repurchases and the Share Repurchase Programs may be suspended or discontinued at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated October 29, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date:	October 29, 2020	By:	/s/ James F. Brunk
James F. Brunk
Senior V.P. & Corporate Controller

INDEX TO EXHIBITS

Exhibit

99.1	Press release dated October 29, 2020.